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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 1998
                                                          ---------------


                               THE SCOTTS COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            OHIO                          1-11593                31-1199481
- -----------------------------       ------------------       -------------------
(State or other jurisdiction         (Commission File           (IRS Employer
      of incorporation)                   Number)            Identification No.)



                  14111 SCOTTSLAWN ROAD, MARYSVILLE, OHIO 43041
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (937) 644-0011
                                                           --------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)











                         Index to Exhibits is on Page 5.


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ITEM 5.       OTHER EVENTS.

              As more fully described in the press release attached hereto as
Exhibit 99(a) and incorporated herein by this reference (the "Roundup(R)/Ortho Business Group Press Release"), on October 1, 1998, The Scotts Company ("Scotts") announced that it completed an agreement with Monsanto Company ("Monsanto") for exclusive international agency and marketing rights to Monsanto's consumer Roundup(R) herbicide products. Roundup(R) is the leading consumer herbicide brand in the United States and has a substantial presence internationally. In this agreement, Monsanto continues to own and control the Roundup(R) lawn and garden business worldwide. The Roundup(R) agreement covers most major consumer lawn and garden markets in the world, including the United States, Canada, Germany, France, the U.K. and Australia. Scotts will take responsibility for these functions immediately in North America with a longer transition expected in Europe and Australia. The agreement does not involve Monsanto's Roundup(R) business for agricultural markets.

              In the Roundup(R)/Ortho Business Group Press Release, Scotts also announced that it has established an Ortho Business Group that will be responsible for managing the exclusive Roundup(R) agreement as well as the Ortho(R) and related lawn and garden businesses that Scotts intends to purchase from Monsanto at a future date. Scotts and Monsanto will partner in the development of global consumer and trade marketing programs for Roundup(R), and Scotts will be responsible for sales support, merchandising, distribution and logistics. Scotts and Monsanto will form a joint team to steer the Roundup(R) worldwide business. Please see the Roundup(R)/Ortho Business Group Press Release for a more complete discussion of the Roundup(R) agreement and the Ortho Business Group.

              As noted in the Roundup(R)/Ortho Business Group Press Release, Scotts previously announced that it has separately signed a letter of intent to acquire the assets of Monsanto's other consumer lawn and garden businesses, including its Ortho(R) product line and other international consumer pesticide brands, for approximately $300,000,000.

              As more fully described in the press release attached hereto as
Exhibit 99(b) and incorporated herein by this reference (the "Press Release Regarding Consolidation of U.K. Operations and Exiting of Non-Core Business"), on October 1, 1998, Scotts also announced that it will consolidate its two U.K. operations into a single lower-cost business, discontinue most of its United States composting operations, and divest its AgrEvo pesticides business. Please see the Press Release Regarding Consolidation of U.K. Operations and Exiting of Non-Core Business for a more complete discussion of the reasons for, and the impacts of, the consolidation of the U.K. operations, the discontinuation of most of the United States composting operations and the divestiture of the AgrEvo pesticides business.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.



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              (c)   Exhibits:

           EXHIBIT NUMBER       DESCRIPTION
           --------------       -----------
                99(a)           Press Release, issued October 1, 1998, reporting
                                completion of Roundup(R) agency and marketing agreement and establishment of new Ortho
                                Business Group

                99(b) Press Release, issued October 1, 1998, regarding consolidation of U.K. operations and exiting of non-core business




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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE SCOTTS COMPANY



Date:  October 1, 1998            By: /s/ Jean H. Mordo
                                      ------------------
                                      Jean H. Mordo, Executive Vice President
                                      and Chief Financial Officer




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                                INDEX TO EXHIBITS
                                -----------------

       EXHIBIT NUMBER                               DESCRIPTION                                  PAGE NO.
       --------------                               -----------                                  --------
           99(a)              Press Release, issued October 1, 1998, reporting                      *
                              completion of Roundup(R) agency and marketing agreement
                              and establishment of new Ortho Business Group

           99(b)              Press Release, issued October 1, 1998, regarding                      *
                              consolidation of U.K. operations and exiting of
                              non-core business


  ----------------
  *Filed herewith




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